Exhibit 99.1

Management Presentation November 4-6, 2014 © 2014 DineEquity, Inc. All rights reserved.

Disclaimer 2 Forward-Looking Information Statements contained in this presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify these forward-looking statements by words such as "may," "will," "should," "expect," "anticipate," "believe," "estimate," "intend," "plan" and other similar expressions. These statements involve known and unknown risks, uncertainties and other factors, which may cause actual results to be materially different from those expressed or implied in such statements. These factors include, but are not limited to: the effect of general economic conditions; the Company's indebtedness; risk of future impairment charges; trading volatility and the price of the Company’s common stock; the Company's results in any given period differing from guidance provided to the public; the highly competitive nature of the restaurant business; the Company's business strategy failing to achieve anticipated results; risks associated with the restaurant industry; risks associated with locations of current and future restaurants; rising costs for food commodities and utilities; shortages or interruptions in the supply or delivery of food; ineffective marketing and guest relationship initiatives and use of social media; changing health or dietary preferences; our engagement in business in foreign markets; harm to our brands' reputation; litigation; third-party claims with respect to intellectual property assets; environmental liability; liability relating to employees; failure to comply with applicable laws and regulations; failure to effectively implement restaurant development plans; our dependence upon our franchisees; concentration of Applebee's franchised restaurants in a limited number of franchisees; credit risk from IHOP franchisees operating under our previous business model; termination or non-renewal of franchise agreements; franchisees breaching their franchise agreements; insolvency proceedings involving franchisees; changes in the number and quality of franchisees; inability of franchisees to fund capital expenditures; heavy dependence on information technology; the occurrence of cyber incidents or a deficiency in our cybersecurity; failure to execute on a business continuity plan; inability to attract and retain talented employees; risks associated with retail brand initiatives; failure of our internal controls; and other factors discussed from time to time in the Company's Annual and Quarterly Reports on Forms 10-K and 10-Q and in the Company's other filings with the Securities and Exchange Commission. The forward-looking statements contained in this presentation are made as of the date hereof and the Company assumes no obligation to update or supplement any forward-looking statements. Non-GAAP Financial Measures This presentation includes references to the Company's non-GAAP financial measures "adjusted net income available to common stockholders (adjusted EPS)," "EBITDA," "free cash flow," and "segment EBITDA." "Adjusted EPS" is computed for a given period by deducting from net income or loss available to common stockholders for such period the effect of any closure and impairment charges, any gain or loss related to debt extinguishment, any intangible asset amortization, any non-cash interest expense, any debt modification costs, and any gain or loss related to the disposition of assets. This is presented on an aggregate basis and a per share (diluted) basis. The Company defines "EBITDA" for a given period as income before income taxes less interest expense, loss on extinguishment of debt, depreciation and amortization, closure and impairment charges, non-cash stock-based compensation, gain or loss on disposition of assets and other charge backs as defined by its credit agreement. "Free cash flow" for a given period is defined as cash provided by operating activities, plus receipts from notes and equipment contracts receivable ("long-term notes receivable"), less principal payments on capital lease and financing obligations, the mandatory 1% of Term Loan principal balance repayment, and capital expenditures. "Segment EBITDA" for a given period is defined as gross segment profit plus depreciation and amortization as well as interest charges related to the segment. Management utilizes EBITDA for debt covenant purposes and free cash flow to determine the amount of cash remaining for general corporate and strategic purposes and for the return of cash to stockholders pursuant to our capital allocation strategy, after the receipts from long-term receivables, and the funding of operating activities, capital expenditures and debt service. Management believes this information is helpful to investors to determine the Company's adherence to debt covenants and the Company's cash available for these purposes. Adjusted EPS, EBITDA, free cash flow and segment EBITDA are supplemental non-GAAP financial measures and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with United States generally accepted accounting principles.

3 Julia Stewart Chairman and Chief Executive Officer Tom Emrey Chief Financial Officer Management Introduction

Overview of DineEquity

Key Highlights of the DineEquity Story

Applebee's and IHOP are two iconic brands with #1 positions in their respective categories [1]

- *With more than 3,600 restaurants, DineEquity is one of the largest full-service restaurant companies in the world*

99% franchised business model generates strong free cash flow with reduced volatility

- *Transformed asset-lite franchise business model drives strong, consistent cash flow generation*
- *DineEquity has reduced its total debt by more than $1.25 billion since the end of 2007 [2]*

Committed, well-capitalized, diverse and healthy franchisee base

- *61 Applebee's franchisees operating an average of ~33 units each as of December 31, 2013*
- *348 IHOP franchisees operating an average of ~5 units each as of December 31, 2013*

Innovative new product pipeline aimed at driving positive same-restaurant sales and traffic growth

- *Since the acquisition, 90% of Applebee's menu has been upgraded or changed; the latest IHOP updated menu introduced on October 6, 2014*

Impressive long-term history of restaurant unit growth

- *Since the end of 1993, restaurant count has grown at Applebee's and IHOP at CAGR's of 8.7% and 5.2%, respectively*

Diversified sources of cash flow, including stable real estate and equipment financing segments

- *Rental and Financing segments generated more than $40 million in combined profit in 2013*

Strong management team with longstanding history at DineEquity and in the restaurant industry

- *DineEquity's CEO, Julia Stewart, has over 40 years of experience in the restaurant industry, with more than 16 of those years spent in the Applebee's and IHOP systems*

(1) Source: Nation's Restaurant News, "Top 100," June 30, 2014 (Applebee's rank based on U.S. system-wide sales in the "casual" dining category; IHOP rank based on U.S. system-wide sales in the "family" dining category).
(2) Total Debt includes Long-Term Debt, Capital Lease Obligations, Financing Obligations and Series A Preferred Stock.

dineEquity™ 5 Applebee's IHOP

DineEquity Brand Overview

	IHOP	Applebee's
Chain Overview	• Founded in 1958, IHOP is an American icon • Family dining restaurant leader with differentiated brand • As of 9/30/2014, the IHOP system had: – 1,566 U.S. franchise and area license locations (95%) – 68 international franchise locations (4%) – 10 U.S. company-operated locations (<1%)	• Founded in 1980 • Leader in Grill and Bar category • As of 9/30/2014, the Applebee's system had: – 1,841 U.S. franchise locations (92%) – 145 international franchise locations (7%) – 23 U.S. company-operated locations (1%)
Key Financials	• 2013 System-wide sales: $2.8 billion • 2013 Franchise revenue: $160 million [1] • 2013 Franchise segment EBITDA: $136 million	• 2013 System-wide sales: $4.8 billion • 2013 Franchise revenue: $199 million • 2013 Franchise segment EBITDA: $204 million
Markets	• As of 9/30/2014, located in all 50 U.S. states and D.C., Puerto Rico, U.S. Virgin Islands and 8 foreign countries	• As of 9/30/2014, located in 49 states throughout the U.S., Puerto Rico and 14 foreign countries
Market Share	• #1 among Family Dining Restaurants in the U.S. [2]	• #1 among Casual Dining Restaurants in the U.S. [2]
Highlights	• 14 years of consecutive same-restaurant sales growth prior to the economic downturn • Pipeline of approximately 263 domestic and international franchise restaurant development commitments and options (as of fiscal year end 2013) • Improving the menu through culinary innovation, simplification and enhanced appeal	• Same-restaurant sales in-line or better than industry trends • Pipeline of approximately 121 domestic and international combined franchise restaurant development commitments for 2014 and 2015 (as of fiscal year end 2013) • Innovating the brand through operational improvements, menu enhancements, remodels and advertising

Source: Company filings and Company management.
(1) Excludes IHOP advertising revenue.
(2) Source: Nation's Restaurant News, "Top 100," June 30, 2014 (Applebee's rank based on U.S. system-wide sales in the "casual" dining category; IHOP rank based on U.S. system-wide sales in the "family" dining category).

dineEquity™ 6

Strategic Rationale for the 2007 Acquisition of Applebee’s 7 Management team with proven skill set Brand revitalization Business model transformation Proven franchise model with significant cash generation and ability to return capital to stakeholders No direct competition with IHOP concept Large franchise component with significant opportunity to further franchise company restaurants Scalable concept which could benefit from renewed management focus Financially accretive within a reasonable period Six key focus areas for Applebee’s revitalization Operations Excellence Marketing Advertising and Media Menu Remodel Development

Since acquiring Applebee’s in November 2007, DineEquity has delivered on its goals for the business We Have Delivered What We Promised Source: Company Form 10-K and Form 10-Q filings. Free Cash Flow defined as Cash Flows from Operating Activities, less Capital Expenditures, plus Principal Receipts from Notes, Equipment Contracts and Other Long-Term Receivables. Cumulative as of 9/30/2014. For a reconciliation to GAAP of this free cash flow amount, please see the table in the appendix of this presentation. Total Debt includes Long-Term Debt, Capital Lease Obligations, Financing Obligations and Series A Preferred Stock. Net Debt / EBITDA ratios reflect Total Debt less all Cash and Cash Equivalents of the Company, divided by EBITDA. 8 Goals Restore same-restaurant sales momentum at both brands Re-engineered the menu to improve sales trends and franchisee profitability Improved operational execution at both Applebee’s and IHOP Refranchise the Applebee’s system Refranchised 479 Applebee’s restaurants since the acquisition Increased the Applebee’s system from 74% to 99% franchised Maximize free cash flow generation Reduced G&A by more than 25% from $193 million in 2007 to $144 million in 2013 Implemented a shared services model to be more effective and efficient Reduced capital expenditures by 78% from $32 million in 2008 to $7 million in 2013 Generated more than $830 million of free cash flow since the beginning of 2008 (1) Reduction of debt Reduced total debt from $2.7 billion at December 31, 2007 to $1.4 billion at September 30, 2014(2)     Result Actions Implemented

9 Source: Company Fiscal 2013 Form 10-K. Data as of December 31, 2013. Applebee’s and IHOP are powerful brands with a strong national presence across the U.S. Strong Presence Across All 50 States 6 4 20 1 4 1 17 7 8 3 5 8 19 20 7 2 5 5 9 11 12 15 15 29 21 36 31 21 32 40 24 31 23 27 28 22 30 150 80 51 57 188 229 53 7 3 40 7 38 2 0 2 12 3 17 5 8 12 14 16 18 12 6 19 11 18 108 68 58 113 77 93 86 101 117 66 58 58 7 8 57 12 26 0 14 40 30 42 37 42 27 25 21 27 21 47 44 23 34 28 51 or more locations 21 – 50 locations 20 or fewer locations 51 or more locations 21 – 50 locations 20 or fewer locations IHOP System December 2013 Domestic Franchise 1,397 Domestic Area License 154 Company Operated 13 Total U.S. Locations 1,564 International Franchise 42 International Area License 14 Total Locations 1,620 Applebee's System December 2013 Domestic Franchise 1,838 Company Operated 23 Total U.S. Locations 1,861 International Franchise 150 Total Locations 2,011

Experienced Franchisee Base Across Both Brands 10 Overview of Applebee’s Franchisees Overview of IHOP Franchisees 348 total franchisees Average franchisee operates 5 units Top 10 franchisees operate approximately 31% of total franchised units Top 10 franchisees have an average tenure of 20 years in the IHOP system 61 total franchisees Average franchisee operates 33 units Top 5 franchisees operate approximately 47% of total franchised units Top 5 franchisees have an average tenure of 14 years in the Applebee’s system % Total Units % Total Units Source: Company Fiscal 2013 Form 10-K and Company management. Data as of December 31, 2013. DineEquity maintains an experienced and well-capitalized franchise base across both concepts Avg. # of Units Avg. # of Units 186 65 40 18 10 3 0 25 50 75 100 125 150 175 200 Top 5 932 46.9% 6 - 10 323 16.2% 11 - 20 395 19.9% 21 - 30 180 9.1% 31 - 40 97 4.9% 41 - 61 61 3.1% 50 16 9 6 3 1 0 10 20 30 40 50 60 Top 10 503 31.3% 11 - 30 316 19.7% 31 - 50 186 11.6% 51 - 75 146 9.1% 76 - 190 298 18.5% 191 - 348 158 9.8%

DineEquity Strategy

The DineEquity story is one of strong and stable free cash flow 3 2 Maximize the Business Innovate and Evolve Strong Brands Manage G&A Costs 1 Facilitate Franchisee Development 2 3 Generate Significant Free Cash Flow 1 DineEquity is focused on generating free cash flow DineEquity’s Value Creation Strategy 12

1 Innovate and Evolve – Fundamental Approach to Brand Management Innovate and Evolve Effective Media Enhance the Menu Successful Remodel Program Continually Achieve Operational Excellence Optimize Development 13

1 Operational Excellence Achieving consistent operations executional excellence Testing new service and guest interface models Streamlined the menu, making it easier to execute and a better experience for our guests Marketing Goal to be number one in brand perception with our target markets Emphasis on promoting unique products and value offerings New strategies and promotions to grow sales in each day part, including lunch and Late Night Advertising and Media Ranked #2 on Fast Company’s 2013 annual list of Most Innovative Companies in Food Developing exciting new campaigns, which reflect the broader changes for the brand Menu Menu innovation – since December 2007, 90% of the menu has been upgraded or changed Intense focus on 18-month pipeline of new and tested menu items Frequent new rollouts, including the new Crosscut Ribs Remodel Development New remodel package with 2014 near completion goal As of September 30, 2014, approximately 85% of the domestic system has the new look Applebee’s franchisees are expected to open between 33 and 38 new restaurants in 2014, the majority of which are expected to be opened in the U.S.(1) International growth is an opportunity Focus on countries where we currently have a presence 14 Innovate and Evolve Applebee’s – Hitting the Reset Button One of the Best Known Casual Dining Brands (1) Source: Company’s 2014 financial performance guidance as of October 28, 2014.

1 Mushroom Swiss NEW Crosscut Ribs The American Standard Quesadilla Burger See You Tomorrow SM Refreshing Drinks Fan Favorites Every Day Value NEW All-In BurgersTM 15 Innovate and Evolve Applebee’s – Menu Innovation NEW Salted Caramel Pretzel Bites Strawberry Lemonade Quencher NEW Malibu® Red Tropical Margarita

1 16 Innovate and Evolve Applebee’s – Remodel Program

1 Operational Excellence Improving operations to drive sustainable and positive same-restaurant sales and traffic Marketing Refining our marketing message and guest testimonial creative strategy Communicating our value proposition effectively Advertising and Media Maximizing media investment through an improved buying process Expanding our reach through the use of digital and social media Creating another valuable touchpoint for our guests Menu Streamlining the menu and improving usability New menu design launched in June 2013; Latest updated menu introduced on October 6, 2014 Building a pipeline of fresh offerings Accelerating menu innovation to create items that are unique to IHOP Remodel Development Next evolution of the remodel program in progress IHOP franchisees and its area licensees are expected to develop between 55 and 60 new restaurants in 2014, the majority of which are projected to be opened in the U.S.(1) International growth is an opportunity 17 Innovate and Evolve IHOP – Iconic Brand within Family Dining (1) Source: Company’s 2014 financial performance guidance as of October 28, 2014.

1 NEW menu design launched in June 2013 Unveiled the NEW IHOP.com NEW Hot Apple Cider Simple & Fit: Whole Wheat Waffle French Toast Combo NEW Pumpkin Pancakes NEW Bac ‘n’ Cheddar Waffullicious Waffles 18 Innovate and Evolve IHOP – Drive Excitement Through Culinary Innovation and Advertising

2 DineEquity is now a 99% franchised system Note: As of September 30, 2014, DineEquity’s company restaurant operations segment consisted of 23 Applebee's company-operated restaurants and 10 IHOP company-operated restaurants. Source: Company Form 10-K and Form 10-Q filings. IHOP’s restaurant base has grown by approximately 23% since the end of 2007 During that time, 479 Applebee’s company-operated restaurants have been refranchised % Franchised 19 Facilitate Franchise Development DineEquity Restaurant Count 1,465 1,598 1,609 1,701 1,842 2,011 1,988 1,986 1,333 1,385 1,443 1,493 1,535 1,569 1,607 1,634 522 417 412 320 192 35 36 33 3,320 3,400 3,464 3,514 3,569 3,615 3,631 3,653 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 2007 84% 2008 88% 2009 88% 2010 91% 2011 95% 2012 99% 2013 99% 9/30/2014 99% Applebee's - Franchise IHOP - Franchise & Area License Applebee's & IHOP - Company - Operated

2 Source: Company Form 10-K and Form 10-Q filings. •Applebee’s has 145 franchised restaurants internationally as of 9/30/2014 •Expanded into Egypt and the Dominican Republic in 2013 •IHOP has 68 franchised restaurants internationally as of 9/30/2014 •Expanded into the Middle East and the Philippines in 2013 20 International: An Exciting Development Opportunity

3 Source: Company Form 10-K filings and press releases. Comprised of actual IHOP G&A expense plus pro forma Applebee’s G&A expense as disclosed in the Company’s 2007 Form 10-K, less certain one-time costs primarily related to additional stock-based compensation triggered by the Applebee’s acquisition and severance costs for employees terminated in connection with the acquisition as well as costs related to the exploration of strategic alternatives for enhancing shareholder value. Leveraging Shared Services model to manage costs Legal Settlement (1) 21 Manage G&A Expense Track Record of Tight G&A Management ($ in millions) Annual General & Administrative Expenses $154 $193(1) $182 $158 $160 $156 $163 $144 $0 $50 $100 $150 $200 2007 2008 2009 2010 2011 2012 2013

Historical Financial Performance

DineEquity's Diversified Sources of Revenue



dineEquity™
IHOP RESTAURANT
Applebee's
Royalties ~4.5%
Sale of Pancake / Waffle Dry-Mix
Franchise Fees(1)
Financing Revenues
Rental Revenues
Royalties ~4.0%
Franchise Fees

Note: IHOP revenue sources exclude advertising fund contributions from franchisees, which are recognized as revenue and a corresponding expense of franchise operations for accounting purposes.

(1) Includes both a location fee and franchise fee. Varies depending on single or multi-restaurant agreement. Franchise fees are associated with franchise agreements and the revenue generated by this segment varies depending on the number of new franchise agreements in a given year.

dineEquity™ 23 Applebee's IHOP

Key Financial Considerations

Significant Free Cash Flow Generation

- DineEquity has a history of operating a strong, consistent cash flow business
- DineEquity generates significant free cash flow from its franchise system that is conducive to a strengthening credit profile
  - Generated $135 million of free cash flow in 2013 and more than $830 million cumulatively since the beginning of 2008[(1)]

Sustainability of Royalty Stream

- DineEquity believes that the highly franchised nature of the Company has historically resulted in a more stable and less volatile free cash flow stream than other less franchised chains
  - Rental and Financing segments add to consistent and stable nature of cash flows
- DineEquity's franchise revenue stream has grown consistently despite difficult economic environments
  - Franchise revenue has grown from $273 million in 2008 to $362 million in the latest twelve months ended September 30, 2014 – an increase of approximately 33%[(2)]

Minimal Capex Requirements

- DineEquity's franchise business model requires minimal capex requirements to be funded by the franchisor
  - DineEquity's capital expenditures were only $7 million in 2013 – less than 3% of its 2013 EBITDA
- New unit growth plan is focused on development of franchised restaurants

Industry Dynamics

- Franchised restaurant companies have again proven to be resilient in times of economic recession
- Recent strength in consumer spending has many economists predicting 2014 will be a strong year for the economy

(1) Free Cash Flow defined as Cash Flows from Operating Activities, less Capital Expenditures, plus Principal Receipts from Notes, Equipment Contracts and Other Long-Term Receivables. Cumulative as of 9/30/2014. For a reconciliation to GAAP of this free cash flow amount, please see the table in the appendix of this presentation.
(2) Franchise revenue excludes IHOP advertising revenue.

dineEquity™ 24 Applebee's IHOP

(1) Capex as % of EBITDA As DineEquity has refranchised the majority of its company-owned restaurants, it has been very focused on managing its capital expenditures ($ in millions) Source: Company Form 10-K filings and press releases. Company’s 2014 financial performance guidance as of October 28, 2014. Includes IT work done to support customer facing improvements implemented at restaurants throughout the system. 25 Historical Capital Expenditures Capital Expenditures (2009 - 2014E) (2) 9 9 7 7 6 4 5 9 15 9 1 $15 $19 $26 $17 $7 $10 (1) $0 $5 $10 $15 $20 $25 $30 $35 $40 2009 4% 2010 5% 2011 8% 2012 6% 2013 3% 2014E 4% IT (2) Corporate Growth Company-Operated Restaurant Maintenance and Remodel

Refinancing and Capital Allocation Update

Whole Business Securitization Refinancing Completed (1) Blended interest rate on Senior Secured Credit Facility at a variable interest rate of 3.75% and Senior Notes at a fixed rate of 9.5% 27 Total $1,226M x 7.32%(1) = $90M in Interest Securitized $1,300M x 4.277% = $56M in Interest Savings: Roughly $34M Pre-Tax Seven years at a fixed rate. No mandatory amortization if leverage is under 5.25x Debt/EBITDA.

New Capital Allocation Strategy 28 We plan to return capital to shareholders through a sustainable program of quarterly cash dividends and share repurchases. Significant 17% increase in quarterly dividend

Strong Track Record Strong brand performance at both Applebee’s and IHOP DineEquity has two strong brands – each ranked #1 in their respective categories for seven consecutive years through fiscal 2013 based on U.S. system-wide sales (1) Disciplined G&A management Reduced total debt by over $1.25 billion since the Applebee’s acquisition in November 2007 Commitment to Cash Flow Generation Completion of the refranchising program in October 2012 resulted in a less capital intensive business model At 99% franchised, the business model generates strong free cash flow with reduced volatility Generated approximately $135 million in free cash flow(2) in 2013 and over $107 million year-to-date through September 30, 2014 What Lies Ahead Evolve and innovate to drive consistent and sustainable positive same-restaurant sales and traffic Extend the reach of DineEquity’s brands by expanding the international footprint and developing incremental franchised locations Managing the capital structure to position the Company for long-term success Summary: Strategy and Implementation Produces Results (1) Source: Nation’s Restaurant News, “Top 100,” June 30, 2014 (Applebee’s rank based on U.S. system-wide sales in the “casual” dining category; IHOP rank based on U.S. system-wide sales in the “family” dining category). (2) Free Cash Flow defined as Cash Flows from Operating Activities, less Capital Expenditures, plus Principal Receipts from Notes, Equipment Contracts and Other Long-Term Receivables. 29

Appendix: Free Cash Flow Reconciliation to GAAP(1) (1) Source: The Company’s Form 10-K and Form 10-Q filings with the Securities and Exchange Commission 30 ($, in 000's) Fiscal 2008 Fiscal 2009 Fiscal 2010 Fiscal 2011 Fiscal 2012 Fiscal 2013 Year-to-Date 9/30/14 Total Cash flows provided by operating activities $110,839 $157,848 $179,282 $121,686 $52,879 $127,815 $102,427 $852,776 Additions to property and equipment $31,765 $15,372 $18,677 $26,332 $16,952 $7,037 $5,530 $121,665 Principal receipts from notes, equipment contracts and other long-term receivables $15,797 $17,553 $19,452 $13,122 $12,250 $13,982 $10,252 $102,408 Free cash flow $94,871 $160,029 $180,057 $108,476 $48,177 $134,760 $107,149 $833,519